Exhibit 10.1

SECOND AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of September 16, 2013 between

RESTORATION HARDWARE, INC., a Delaware corporation, as a Domestic Borrower and the Lead Borrower (the “Lead Borrower”);

the Other Domestic Borrowers party hereto (together with the Lead Borrower, the “Domestic Borrowers”);

RESTORATION HARDWARE CANADA, INC., a British Columbia company, as the Canadian Borrower (the “Canadian Borrower”, and together with the Domestic Borrowers, collectively, the “Borrowers”);

the Guarantors party hereto;

the Lenders party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (in such capacities, the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain of the Lenders, and the Agent, among others, have entered into a certain Ninth Amended and Restated Credit Agreement dated as of August 3, 2011 (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to modify certain provisions of the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms and Conditions of Credit Agreement. All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.	Representations and Warranties. Each Loan Party hereby represents and warrants that as of the Second Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (y) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

3.	Ratification of Loan Documents. The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

4.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

a.	The definition of “Permitted Acquisition” is hereby amended by deleting clause (h) of such definition and substituting the following in its stead:

(h) if the Acquisition is for consideration in excess of $20,000,000, the Loan Parties shall have satisfied the Payment Conditions.

b.	The definition of “Permitted Disposition” is hereby amended by deleting therefrom the phrase “or 7.07” and by substituting “, 7.07 or 7.09” in its stead.

c.	The definition of “Permitted Encumbrances” is hereby amended by deleting “and” at the end of clause (p) thereof, by re-lettering clause (q) as clause (r), and by adding the following new clause (q) thereto:

“(q) Liens securing Permitted Indebtedness described in clause (d) of the definition thereof; and”

d.	The definition of “Permitted Indebtedness” is hereby amended by re-lettering clause (k) as clause (l) and inserting the following new clause (k):

(k) unsecured Indebtedness to finance the repurchase of employee stock in accordance with the provisions of Section 7.06(c) hereof; and

e.	The definition of “Permitted Investments” is hereby amended by deleting clause (g) thereof in its entirety and substituting the following in its stead:

(g)(i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries outstanding on the Effective Date, (ii) additional Investments by any Loan Party and its Subsidiaries in Loan Parties, (iii) Investments by non-Loan Party Subsidiaries in other non-Loan Party Subsidiaries, (iv) up to $7,000,000 (at any time outstanding) of Investments after the Effective Date in Subsidiaries incorporated or formed under the laws of France, the United Kingdom or any political subdivision thereof, and (v) Investments after the Effective Date by any Loan Party in non-Loan Party Subsidiaries in an amount not to exceed $20,000,000 (at any time outstanding), or any greater amount if the Payment Conditions are satisfied;

f.	The definition of “Permitted Investments” is hereby amended by deleting clause (n) thereof in its entirety and substituting the following in its stead:

(n) Other Investments not otherwise specifically described herein and not exceeding $20,000,000 in the aggregate at any time outstanding;

g.	The provisions of Section 7.06(c) are hereby deleted in their entirety and the following substituted in their stead:

(c) the Lead Borrower may make Restricted Payments on account of employee stock repurchase programs or other similar programs in an amount not to exceed $10,000,000 in any Fiscal Year; and

h.	The provisions of Section 7.08 of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

Except for the retail sale of wine and related or ancillary products, engage in any line of business substantially different from the business conducted by the Loan Parties and their Subsidiaries on the Effective Date or any business reasonably related or incidental thereto.

i.	The provisions of Section 7.09 of the Credit Agreement are hereby amended by adding the following at the end thereof:

“, and (h) any transaction permitted under (i) any of clauses (b) through (e) or clause (h) of the definition of “Permitted Disposition”, (ii) clauses (n) or (q) of the definition of “Permitted Encumbrances”, (iii) clauses (b), (d), (g), (h), (j) or (k) of the definition of “Permitted Indebtedness”, (iv) clauses (g), (i), (l), (m) or (n) of the definition of “Permitted Investments”, or (v) any of Sections 7.03(c), 7.04, 7.06 or 7.07 hereof.”

5.	Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:

a.	This Second Amendment shall have been duly executed and delivered by the Loan Parties and the Required Lenders. The Agent shall have received a fully executed original hereof.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken.

c.	After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.	Expenses. The Loan Parties shall reimburse the Agent for all reasonable out-of-pocket costs and expenses, including, reasonable attorneys’ fees of one primary counsel and necessary local counsel, in connection with or relating to this Second Amendment.

8.	Multiple Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

9.	Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.

DOMESTIC BORROWERS:

RESTORATION HARDWARE, INC., as Lead Borrower and as a Domestic Borrower

By	/s/ Gary Friedman
Name:	Gary Friedman
Title:	Chairman, Creator, Curator & Co-Chief Executive Officer

CANADIAN BORROWER:

RESTORATION HARDWARE CANADA, INC., as Canadian Borrower

By	/s/ Gary Friedman
Name:	Gary Friedman
Title:	Co-Chief Executive Officer

Signature Page to Second Amendment to Ninth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Agent

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Vice President

BANK OF AMERICA, N.A., as a Tranche A Lender, an Incremental Lender, a Term Lender, L/C Issuer and Swing Line Lender

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Vice President

Signature Page to Second Amendment to Ninth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as a Canadian Lender and L/C Issuer

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Signature Page to Second Amendment to Ninth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATON, as a Tranche A Lender and L/C Issuer

By:	/s/ Adam B. Davis
Name:	Adam B. Davis
Title:	Director

U.S. BANK NATIONAL ASSOCIATON, as a Tranche A Lender

By:	/s/ Gary P. Yakel
Name:	Gary P. Yakel
Title:	Vice President

Signature Page to Second Amendment to Ninth Amended and Restated Credit Agreement

UNION BANK, N.A., as a Tranche A Lender

By:	/s/ Nadia Mitevska
Name:	Nadia Mitevska
Title:	Vice President

UNION BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Ann Collins
Name:	Ann Collins
Title:	Vice President

Signature Page to Second Amendment to Ninth Amended and Restated Credit Agreement

CIT BANK, as a Tranche A Lender

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Managing Director

Signature Page to Second Amendment to Ninth Amended and Restated Credit Agreement

RBS CITIZENS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., as a Tranche A Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Senior Vice President

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